                                                           EXHIBIT NO. EX-99.o.1

                        DIMENSIONAL INVESTMENT GROUP INC.

                                POWER OF ATTORNEY

     The undersigned officers and directors of DIMENSIONAL INVESTMENT GROUP INC.
(the "Fund")  hereby  appoint  DAVID G. BOOTH,  REX A.  SINQUEFIELD,  MICHAEL T.
SCARDINA,  CATHERINE  L. NEWELL AND VALERIE A. BROWN (with full power to any one of them to act) as  attorney-in-fact  and agent, in all capacities,  to execute, and to file any of the  documents  referred  to  below  relating  to the  Fund's
Registration Statement on Form N-1A under the Investment Company Act of 1940 and under the  Securities  Act of 1933,  including any and all  amendments  thereto, covering the  registration of the Fund as an investment  company and the sale of shares by the Fund, including all exhibits and any and all documents required to
be  filed  with  respect  thereto  with  any  regulatory  authority,   including
applications for exemptive order rulings. Each of the undersigned grants to each of said  attorneys  full  authority  to do  every  act to be done  in  order  to effectuate  the same as fully,  to all intents and  purposes,  as he could do if personally present, thereby ratifying all that said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

     The  undersigned  officers  and  directors  hereby  execute  this  Power of
Attorney as of this 13th day of October, 2000.

/s/David G. Booth                           /s/Rex A. Sinquefield
David G. Booth,                             Rex A. Sinquefield, Chairman-Chief
Chairman-Chief Executive Officer,           Investment Officer and Director
President and Director

/s/George M. Constantinides                 /s/John P. Gould
George M. Constantinides, Director          John P. Gould, Director

/s/Roger G. Ibbotson                        /s/Myron S. Scholes
Roger G. Ibbotson, Director                 Myron S. Scholes, Director

/s/Michael T. Scardina
Michael T. Scardina, Chief Financial
Officer, Treasurer and Vice President